UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 19, 2007

AUTO UNDERWRITERS OF AMERICA, INC.
(Exact name of Registrant as specified in its charter)

California	000-11582	94-2915849
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

2670 South White Road, Suite 241 San Jose, CA		95148
(Address of principal executive offices)		(Zip Code)

(408) 270-3587
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On or about July 20, 2007, Auto Underwriters of America, Inc. (the “Company”) entered into the Escrow, Servicing and Consignment Sale Agreement among Auto Underwriters Portfolio Acquisition Company, Inc., as Buyer/Borrower, Auto Underwriters Finance Company, Inc., as Servicer/Guarantor, Auto Underwriters of America, Inc., William Kellagher and Dean Antonis, as Guarantors, and AGM, LLC, as Administrative Agent and Initial Lender.  In the agreement, the Company, as a secured obligor, granted a first priority continuing security interest in and lien on certain consigned automobile inventory, loans and related documents and receivables to AGM, LLC.  The Company’s interest in the foregoing stems from its 100% ownership of its subsidiaries Auto Underwriters Portfolio Acquisition Company, Inc., and Auto Underwriters Finance Company, Inc.  A copy of the Escrow, Servicing and Consignment Sale Agreement is attached hereto as Exhibit 10.1.

Contemporaneously with the aforementioned Escrow, Servicing and Consignment Sale Agreement, the Company, as a Guarantor, and Auto Underwriters Portfolio Acquisition Company, Inc., a wholly owned subsidiary of the Company as Borrower, executed the Loan and Security Agreement among Auto Underwriters Portfolios Acquisition Company, Inc. (“AUPAC”), as Borrower, Auto Underwrites of America, Inc., William Kellagher, and Dean Antonis, as Guarantors, and AGM, LLC, as Administrative Agent and Initial Lender.  The Loan and Security Agreement provides for a series of term loans to Auto Underwriters Portfolio Acquisition Company, Inc., totaling an amount equal to $14,719,987.03 to be used to purchase automobile inventory and automobile loans from the seller/lender, AGM, LLC.  Although executed, the documents are being held in escrow contingent upon the issuance by the State of Texas of certain vehicle dealer and vehicle financing licenses and permits to our subsidiary AUPAC. Upon occurrence of the contingency a closing will be held and we will file an additional 8K disclosing the closing and the various documents involved however there can be no assurance that AUPAC will receive the required licenses from the State of Texas.

Section 2 - Financial Information

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information is provided in Item 1.01 of this Current Report on Form 8-K .

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Escrow, Servicing and Consignment Sale Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Auto Underwriters of America, Inc.

Date: July 27, 2007	By: /s/ Dean Antonis
Dean Antonis
President and Treasurer

AUTO UNDERWRITERS OF AMERICA, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Escrow, Servicing and Consignment Sale Agreement

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